Employee Benefit Plan, Tax Status	12 Months Ended
Sep. 30, 2025
EBP0757636
EBP, Tax Status [Line Items]
EBP, Tax Status	Income Tax Status
The Internal Revenue Service ("IRS") has determined and informed the Plan Sponsor by a letter dated January 8, 2018, that the Plan and related trust are designed in accordance with applicable sections of the IRC; therefore, the related trust is exempt from taxation. The Plan is required to operate in conformity with the IRC to maintain its qualification. Although the Plan has been amended since receiving this favorable determination letter, the Plan administrator and the Plan's tax counsel believe that the Plan is being operated in compliance with the applicable requirements of the IRC and, therefore, believe that the Plan, as amended, is qualified and the related trust is tax-exempt.
US GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of September 30, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.